Exhibit 10.1

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”), dated as of March 25, 2019 (the “Effective Date”), between Albertsons Companies, Inc., a Delaware corporation (the “Company”), and Vivek Sankaran (the “Executive,” and together with the Company, the “Parties”).

WHEREAS, the Executive and the Company seek to enter into an employment relationship; and

WHEREAS, the Parties desire to set forth the terms and conditions of the Executive’s employment with the Company under this Agreement.

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and other good and valuable consideration, the Parties agree to the following:

1. Employment and Acceptance. This Agreement shall become legally binding and effective on the Parties immediately upon the Effective Date. The Company shall employ the Executive, and the Executive shall accept employment with the Company, subject to the terms of this Agreement, commencing on April 25, 2019 (the date the Executive commences employment, the “Start Date”).

2. Term. Subject to earlier termination pursuant to Section 5 of this Agreement, the employment relationship hereunder shall commence on the Start Date and continue until the third anniversary of the Start Date (the “Initial Term”); provided that, the term automatically will be extended for successive one-year periods unless either party gives written notice of non-renewal no later than one-hundred twenty (120) days prior to the expiration of the then-remaining Term. As used in this Agreement, the “Term” shall refer to the period beginning on the Start Date and ending on the date the Executive’s employment hereunder terminates in accordance with this Section 2 or Section 5. In the event that the Executive’s employment with the Company terminates (such date, the “Termination Date”), the Company’s obligation to pay all base salary, as adjusted, bonus and other benefits then accrued shall terminate except as may be provided for in Section 5 of this Agreement.

3. Duties and Title.

3.1 Title. The Executive shall be employed to render exclusive and full-time services to the Company and its subsidiaries and affiliates. The Executive shall serve in the capacity of President and Chief Executive Officer of the Company, and shall report directly and solely to the Board.

3.2 Duties. The Executive shall have such authority and responsibilities and shall perform such executive duties customarily performed by a similarly titled executive of a company in similar lines of business as the Company Group and such other duties as reasonably may be assigned to the Executive by the Company’s Board of Directors (the “Board”). All employees of the Company Group shall directly or indirectly report to the Executive (excluding any employee who reports to the Audit Committee of the Board in connection with an internal audit function). During the Term, the Executive shall serve as a member of the Board. The Executive shall devote substantially all of the Executive’s full working-time and reasonable best efforts to the performance of such duties and to the promotion of the business and interests of the Company Group, other than for periods of illness or vacation in accordance with the Company’s policy. Notwithstanding the foregoing, during the Term, subject to prior disclosure to the Board, the Executive may (a) serve on up to two outside public or private company boards of directors, and (b) serve on other corporate, industry, civic or charitable boards and committees, provided that (x) such activities do not materially interfere with and are not inconsistent with the Executive’s performance of the Executive’s duties under this Agreement, and (y) any such entity does not engage in the “Business” (as defined below in Section 6.3). For purpose of this Agreement, “Company Group” means the Company, its direct and indirect subsidiaries, and any other entity is controlled by the Company. Unless the context requires otherwise, any reference to “Company Group” shall be to each member of the Company Group, individually. The principal location of the Executive’s employment hereunder shall be in the Boise, Idaho area, subject to reasonable travel as required by his duties.

4. Compensation and Benefits by the Company.

4.1 Base Salary. During the Term, the Company shall pay to the Executive an annual base salary of $1,500,000, payable in accordance with the customary payroll practices of the Company (“Base Salary”). The Executive shall be entitled to such increases, if any, in Base Salary as may be determined from time to time by the Board or the Board’s Compensation Committee (“Compensation Committee”).

4.2 Bonuses. During the Term, the Executive shall be eligible to receive a bonus or bonuses (collectively, the “Bonus”) for each fiscal year of the Company subject to a plan (or plans) established by the Company (the “Bonus Plan”) in an amount determined by the Board or Compensation Committee based upon achievement of performance measures derived from the business plan presented by management and approved by the Board or Compensation Committee. The target amount of the Executive’s Bonus for each fiscal year shall be one-hundred fifty percent (150%) of the Base Salary (the “Target Bonus”). If such performance measures are only partially achieved or not achieved, the Executive shall only be entitled to such Bonus, if any, as provided under the applicable Bonus Plan or as otherwise determined in the sole discretion of the Board or Compensation Committee.

4.3 Sign-On Retention Award. On the Start Date (or as soon thereafter as reasonably practicable), the Executive shall receive a sign-on retention award pursuant to which the Executive would be eligible to receive cash payments totaling $10,000,000 (the “Sign-On Retention Award”). The Executive shall become vested in the Sign-On Retention Award in three installments as follows: (i) fifty percent (50%) on the Start Date; (ii) twenty-five percent (25%) on the one-year anniversary of the Start Date; and (iii) twenty-five percent (25%) on the two-year anniversary of the Start Date (each anniversary, a “Vesting Date”); provided that, except as otherwise provided in Section 5, the Executive remains continuously employed by the Company through the applicable Vesting Date. On, or as soon as reasonably practicable following, each Vesting Date, the vested portions of Sign-On Retention Award shall be paid to the Executive.

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4.4 Profits Interest. On the Start Date (or thereafter as soon as reasonably practicable, but for the avoidance of doubt, vesting shall commence on the Start Date even if the date of grant is later), the Executive shall be granted equity interests in each of Albertsons Investor Holdings LLC and KIM AIH, LLC (collectively, the “Issuers”), representing an aggregate 1.1% indirect ownership interest in the appreciation in the equity value of the Company above $6.5 Billion (the “Units”). The Units are intended to constitute “profits interests” within the meaning of Rev. Proc. 93-27 and Rev. Proc. 2001-43. In connection therewith, the grant of fifty percent (50%) of the Units shall be made pursuant to a grant agreement in the form attached hereto as Exhibit A (the “Time Based Unit Grant Agreement”), and (b) the grant of the remaining fifty percent (50%) of the Units (the “Performance Based Units”) shall be made pursuant to a grant agreement in the form attached hereto as Exhibit B (the “Performance Based Unit Grant Agreement” and together with the Time Based Unit Grant Agreement, the “Equity Documents”).

4.5 Additional Award. Subject to the Executive’s continued employment with the Company through the Class B Unit Conversion Date (as defined in each Issuer’s respective Limited Liability Company Operating Agreement) (other than a Class B Unit Conversion Date that relates to the sale of the Company for cash) if the conversion results in the Executive receiving equity in the Company having a value, based on the initial public offering or deal price, as applicable (the “Converted Equity Value”), of less than $24 million (as equitably adjusted downward for any Performance Based Units that have been previously forfeited as a result of the failure to achieve the EBITDA Goal (as defined in the Performance Based Unit Grant Agreement)) (the “Target Value”), the Executive will be granted an option with a ten-year term (the “Option”) to acquire the Company’s common stock (struck at the initial public offering or deal price) having a value, determined in accordance with Black-Scholes methodology, equal to the difference between the Target Value and the Converted Equity Value. The option shall vest in three equal installments on the one-year, two-year and three-year anniversary of the Class B Unit Conversion Date (the “Option Grant Date”), provided that, except as otherwise provided in Section 5, the Executive remains continuously employed by the Company through the applicable anniversary date. If the Executive’s employment is involuntarily terminated by the Company for “Cause” (as defined below), the entire Option, whether vested or not vested, will be forfeited. If the Executive’s employment is terminated (i) under circumstances described in Sections 5.2, 5.3 or 5.4, then the Option shall remain exercisable for a period of one year from the date of such termination, or (ii) by the Executive voluntarily resigning from the Company without Good Reason, then the Option shall remain exercisable for a period of ninety (90) days from the date of such termination. The Executive shall be permitted to “net exercise” the Option with respect to both the exercise price and withholding during such exercise periods.

4.6 Future Equity Grants. During the Executive’s employment with the Company Group following the Initial Term, the Executive shall be eligible to receive grants of equity-based incentive awards commensurate with the Executive’s position and in such forms, at such times and subject to such terms and conditions, as equity-based incentive awards made to other senior executives of the Company. In connection with an ACI IPO (as defined in the Equity Documents), the Board shall review the Executive’s outstanding equity-based incentive awards and consider, in good faith, the grant of additional equity-based incentive awards to the Executive.

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4.7 Participation in Employee Benefit Plans. The Executive shall be entitled, if and to the extent eligible, to participate in all of the applicable benefit plans of the Company Group, which may be available to other senior executives of the Company, on the same terms as such other executives of the Company. The Company Group may at any time or from time to time amend, modify, suspend or terminate any employee benefit plan, program or arrangement for any reason without the Executive’s consent if such amendment, modification, suspension or termination is consistent with the amendment, modification, suspension or termination for other similarly-situated employees of the Company.

4.8 Life Insurance. The Company will maintain a $5,000,000 life insurance policy on the Executive’s life in favor of one or more beneficiaries designated from time to time by the Executive and will maintain such policy (or substitute equivalent policy) during the Term.

4.9 Personal Use of Aircraft. During the Term, the Executive shall be entitled to the use of corporate aircraft reasonably satisfactory to the Executive for up to fifty (50) hours per annum for personal use by the Executive, his family members and guests at no cost to the Executive, other than the responsibility to pay income taxes at the lowest permissible rate.

4.10 Expense Reimbursement. The Executive shall be entitled to receive reimbursement for all of the Executive’s appropriate business expenses incurred in connection with the Executive’s duties under this Agreement in accordance with the policies of the Company as in effect from time to time.

4.11 Legal Expenses. Provided the Executive commences employment with the Company, the Executive shall be reimbursed for legal and advisor expenses incurred in the negotiation and documentation of this Agreement, up to a maximum of $75,000, provided that the Executive provides the Company with backup documentation of such fees and expenses which is reasonably satisfactory to the Company.

4.12 Relocation Expenses. The Company shall reimburse the Executive for (i) at least six (6) months of temporary housing in the Boise, Idaho area at a reimbursement rate not to exceed $4,500 per month for such temporary housing, and (ii) reasonable travel expenses to and from the Boise, Idaho area during such six month period, and (iii) relocation expenses incurred in connection with his relocation of his residence to the Boise, Idaho area up to a maximum of $75,000 for expenses incurred under clause (iii), provided that the Executive provides the Company with backup documentation of such expenses which is reasonably satisfactory to the Company. In all events, all reimbursements for relocation expenses under this paragraph shall be paid by the Company to the Executive by March 15, 2020, and shall be fully grossed-up for taxes.

5. Termination of Employment.

5.1 By the Company for Cause, by the Executive Without Good Reason, or Non-Renewal by the Executive. If: (i) the Company terminates the Executive’s employment with the Company for “Cause” (as defined below); (ii) the Executive voluntarily terminates the Executive’s employment without “Good Reason” (as defined below); or (iii) the Executive’s employment terminates due to the Executive giving the Company written notice of his election not to renew the Term pursuant to Section 2 of this Agreement, the Executive shall be entitled to receive the following:

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(a) payment for accrued but unused vacation days, payable in accordance with Company policy;

(b) the Executive’s accrued but unpaid Base Salary through the Termination Date;

(c) all vested benefits to which the Executive is entitled under the terms of the Company’s benefit plans, programs or arrangements in which he participates, other than severance plans, programs or arrangements, as in effect immediately prior to the Termination Date, payable in accordance with the terms of such plans, programs or arrangements (for purposes of clarity and the avoidance of doubt, all equity shall be treated per the respective Equity Documents); and

(d) expenses reimbursable under Section 4.10 incurred but not yet reimbursed to the Executive through the Termination Date (Sections 5.1(a), 5.1(b), 5.1(c) and 5.1(d), collectively, the “Accrued Benefits”).

For the purposes of this Agreement, “Cause” means, with respect to conduct during the Executive’s employment with the Company, whether or not committed during the Term, (i) conviction of a felony by the Executive; (ii) acts of intentional dishonesty by the Executive resulting or intending to result in personal gain or enrichment at the expense of the Company Group, other than with respect to (x) de minimis amounts and (y) good faith expense account disputes; (iii) the Executive’s material breach of the Executive’s obligations under this Agreement; (iv) conduct by the Executive in connection with the Executive’s duties hereunder that is fraudulent, unlawful or grossly negligent; (v) engaging in personal conduct by the Executive (including but not limited to employee harassment or discrimination, the use or possession at work of any illegal controlled substance) which seriously discredits or damages the Company Group; (vi) contravention of specific lawful direction from the Board; or (vii) material breach of the Executive’s covenants set forth in Section 6 below before termination of employment. The Executive shall have fifteen (15) business days after notice from the Company to cure the deficiency leading to the Cause determination (except with respect to (i) above), if curable. A termination for “Cause” shall be effective immediately (or on such other date set forth by the Company).

For the purposes of this Agreement, “Good Reason” means the occurrence of one or more of the following events (regardless of whether any other reason, other than Cause, for such termination exists or has occurred) without the Executive’s consent (i) a material diminution in the Executive’s title, duties, reporting lines or responsibilities as set forth in Section 3 hereof; (ii) a reduction in the Executive’s Base Salary or Target Bonus, provided that, the Company may at any time prior to a Change in Control (as defined in the Equity Documents) reduce the Executive’s Base Salary or Target Bonus if such reduction is consistent with an “across the board” reduction for all senior executives of the Company and is undertaken in the Board’s reasonable business judgment, acting in good faith, and engaging in fair dealing with the Executive, provided, further that the amount of severance pay shall be determined by the Base Salary and Target Bonus of the Executive before giving effect to any such reduction; (iii) relocation of the Executive’s principal location of work to any location that is in excess of 50 miles from the location set forth in Section 3 hereof; or (iv) any other material breach of a material provision of this Agreement by the Company (other than a provision that is covered by clause (i), (ii), or (iii) above).

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The Company shall have fifteen (15) business days after receipt from the Executive of a written notice specifying the deficiency to cure the deficiency that would result in Good Reason.

5.2 Due to Death or Disability. If either: (x) the Executive’s employment terminates due to the Executive’s death; or (y) the Company terminates the Executive’s employment with the Company due to the Executive’s “Disability” (as defined below), the Executive or the Executive’s beneficiaries (in the case of the Executive’s death), shall be entitled to receive the Accrued Benefits, and, subject to Section 5.5:

(a) the earned but unpaid portion of any Bonus earned in respect of any completed performance period prior to the Termination Date;

(b) a Bonus that would have otherwise have been earned, based on actual performance metrics for the fiscal year of the Company in which the Termination Date occurs, with such Bonus to be paid at the same time it would otherwise be paid but the amount thereof pro-rated based on the number of days of service during the applicable fiscal year through the Termination Date;

(c) a lump sum payment in an amount equal twenty-five percent (25%) of the Executive’s then Base Salary;

(d) payment of unvested or unpaid portions of the Sign-On Retention Award;

(e) if the Option has been issued, accelerated vesting of the portion of the Option that would have become vested upon the next anniversary of the Option Grant Date following the Termination Date, with the such portion of the Option to be pro-rated based on the number of days of service from the most recent anniversary of the Option Grant Date through the Termination Date; and

(f) subject to Section 5.8, reimbursement on a monthly basis of the cost of continuation coverage of group health coverage (including family coverage) for eighteen (18) months; provided that the Executive elects continuation coverage under a policy, plan, program or arrangement of the Company or its affiliate pursuant to COBRA (the “COBRA Benefit”).

For the purposes of this Agreement, “Disability” means, as a result of a physical or mental injury or illness, the Executive has been unable to perform the essential functions of the Executive’s job with or without reasonable accommodation for a period of (i) ninety (90) consecutive days or (ii) one hundred eighty (180) days in any one (1) year period.

The Company shall have no obligation to provide the benefits set forth above (other than the Accrued Benefits) in the event that the Executive materially breaches the provisions of Section 6.

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5.3 By the Company Without Cause or By the Executive for Good Reason. If the Company terminates the Executive’s employment without Cause or the Executive voluntarily terminates the Executive’s employment for Good Reason, the Executive shall be entitled to receive the Accrued Benefits and, subject to Section 5.5:

(a) the earned but unpaid portion of any Bonus earned in respect of any completed performance period prior to the Termination Date;

(b) a Bonus that would have otherwise have been earned, based on actual performance metrics for the fiscal year of the Company in which the Termination Date occurs, with such Bonus to be paid at the same time it would otherwise be paid but the amount thereof pro-rated based on the number of days of service during the applicable fiscal year through the Termination Date;

(c) a lump sum payment in an amount equal to two hundred percent (200%) of the sum of (i) the Base Salary plus (ii) the Target Bonus, each based on the then Base Salary (except as provided in the definition of Good Reason);

(d) payment of unvested or unpaid portions of the Sign-On Retention Award;

(e) if the Option has been issued, accelerated vesting of the portion of the Option that would have become vested upon the next anniversary of the Option Grant Date following the Termination Date, and

(f) subject to Section 5.8, COBRA Benefits.

5.4 Non-Renewal by the Company. If the Executive’s employment terminates due to the Company giving the Executive written notice of its election not to renew the Term pursuant to Section 2 of this Agreement, the Executive shall be entitled to receive the Accrued Benefits and, subject to Section 5.5:

(a) the earned but unpaid portion of any Bonus earned in respect of any completed performance period prior to the Termination Date;

(b) a lump sum payment in an amount equal to two hundred percent (200%) of the sum of (i) the Base Salary plus (ii) the Target Bonus, each based on the then Base Salary (except as provided in the definition of Good Reason);

(c) if the Option has been issued, accelerated vesting of the portion or portions of the Option that would have become vested in the thirteen (13) month period following the Termination Date; and

(d) subject to Section 5.8, COBRA Benefits.

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5.5 Continued Compliance and Release. The Company shall have no obligation to provide the payments and benefits provided in Section 5.2, Section 5.3 and Section 5.4 (other than the Accrued Benefits) (the “Severance Benefits”) in the event (a) the Executive materially breaches the provisions of Section 6 of this Agreement and (b) unless the Executive signs, and does not revoke, a valid release agreement substantially in the form attached hereto as Exhibit C, subject to any modifications required for conformity with applicable law (the “Release”), not later than sixty (60) days following the Termination Date. If the Severance Benefits are subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), such Severance Benefits shall begin (or be paid, as applicable) on the first pay period following the date that is sixty (60) days after the Termination Date. If the Severance Benefits are not otherwise subject to Section 409A of the Code, they shall begin (or be paid, as applicable) on the first pay period after the Release becomes effective. In the event of the Executive’s termination of employment due to the Executive’s death or Disability, the Executive’s obligations herein to sign and not revoke the Release may be satisfied on the Executive’s behalf by the Executive’s estate or a person having legal power of attorney over the Executive’s affairs.

5.6 No Mitigation. The obligations of the Company to the Executive which arise upon the termination of the Executive’s employment pursuant to this Section 5 shall not be subject to mitigation or offset.

5.7 Removal from any Boards and Position. If the Executive’s employment is terminated for any reason under this Agreement, the Executive shall be deemed to resign (i) from the board of directors of the Company or any other member of the Company Group or any other board to which the Executive has been appointed or nominated by or on behalf of the Company and (ii) from any position with the Company Group, including, but not limited to, as an officer of the Company and any other member of the Company Group.

5.8 COBRA Benefits. The eighteen (18) month period of the COBRA Benefits shall include, and run concurrently with, the maximum continuation coverage period pursuant to COBRA. If, and to the extent that, the COBRA Benefit cannot be paid or provided under any policy, plan, program or arrangement of the Company, then the Company itself shall pay or provide for the payment to the Executive, the Executive’s dependents, eligible family members and beneficiaries, of such benefits. In addition, in the case of any COBRA Benefit which is subject to tax, an additional amount such that after payment by the Executive, or the Executive’s dependents, eligible family members or beneficiaries, as the case may be, of all taxes so imposed, the recipient retains an amount equal to such taxes. Notwithstanding the foregoing, COBRA Benefits shall cease when the Executive is covered under another group health plan.

6. Restrictions and Obligations of the Executive.

6.1 Confidentiality.

(a) During the course of the Executive’s employment by the Company (and if applicable, after the Term), the Executive shall have access to certain trade secrets and confidential information relating to the Company Group (the “Protected Parties”) which is not readily available from sources outside the Protected Parties. The confidential and proprietary information and, in any material respect, trade secrets of the Protected Parties are among their most valuable assets, including but not limited to, their customer, supplier and vendor lists, databases, competitive strategies, computer programs, frameworks, or models, their marketing programs, their sales, financial, marketing, training and technical information, their product development

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(and proprietary product data) and any other information, whether communicated orally, electronically, in writing or in other tangible forms concerning how the Protected Parties create, develop, acquire or maintain their products and marketing plans, target their potential customers and operate their retail and other businesses. The Protected Parties invested, and continue to invest, considerable amounts of time and money in their process, technology, know-how, obtaining and developing the goodwill of their customers, their other external relationships, their data systems and data bases, and all the information described above (hereinafter collectively referred to as “Confidential Information”), and any misappropriation or unauthorized disclosure of Confidential Information in any form would irreparably harm the Protected Parties. The Executive acknowledges that such Confidential Information constitutes valuable, highly confidential, special and unique property of the Protected Parties. The Executive shall hold in a fiduciary capacity for the benefit of the Protected Parties all Confidential Information relating to the Protected Parties and their businesses, which shall have been obtained by the Executive during the Executive’s employment by the Company or its affiliates and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). Except as required by law or an order of a court or governmental agency with jurisdiction (provided that such disclosure is relevant to the enforcement of such rights or defense of such claims and is only disclosed in the formal proceedings related thereto), or except in the good faith performance of his job duties, the Executive shall not, during the period the Executive is employed by the Company, its subsidiaries or its affiliates, or at any time thereafter disclose any Confidential Information, directly or indirectly, to any person or entity, nor shall the Executive use it in any way, except in the course of the Executive’s employment with, and for the benefit of, the Protected Parties or to enforce any rights or defend any claims hereunder or under any other agreement to which the Executive is a party. The Executive shall take all reasonable steps to safeguard the Confidential Information and to protect it against disclosure, misuse, espionage, loss and theft. The Executive understands and agrees that the Executive shall acquire no rights to any such Confidential Information.

(b) All files, records, documents, drawings, specifications, data, computer programs, evaluation mechanisms and analytics and similar items relating to the Business, as well as all customer lists, specific customer information, compilations of product research and marketing techniques of the Company Group, whether prepared by the Executive or otherwise coming into the Executive’s possession, shall remain the exclusive property of the Company Group, and the Executive shall not remove any such items from the premises of the Company Group, except in furtherance of the Executive’s duties under any employment agreement.

(c) It is understood that while employed by the Company, the Executive shall promptly disclose to the Company, and assign to it the Executive’s interest in any invention, improvement or discovery made or conceived by the Executive, either alone or jointly with others, which arises out of the Executive’s employment. At the Company’s request and expense, the Executive shall assist the Company Group during the period of the Executive’s employment by the Company, and thereafter in connection with any controversy or legal proceeding relating to such invention, improvement or discovery and in obtaining domestic and foreign patent or other protection covering the same.

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(d) As requested by the Company and at the Company’s expense, from time to time and upon the termination of the Executive’s employment with the Company for any reason, the Executive shall promptly deliver to the Company, all copies and embodiments, in whatever form, of all Confidential Information in the Executive’s possession or within the Executive’s control (including, but not limited to, memoranda, records, notes, plans, photographs, manuals, notebooks, documentation, program listings, flow charts, magnetic media, disks, diskettes, tapes and all other materials containing any Confidential Information) irrespective of the location or form of such material, with the exception of the Executive’s address book and all phone numbers. If requested by the Company, the Executive shall provide the Company with written confirmation that all such materials have been delivered to the Company as provided herein.

(e) The Executive understands that nothing contained in this Agreement limits the Executive’s ability to file a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board, the Securities and Exchange Commission or any other federal, state or local governmental agency or commission (each, a “Government Agency”). The Executive further understands that this Agreement does not limit the Executive’s ability to communicate with any Government Agency, including to report possible violations of federal law or regulation or making other disclosures that are protected under the whistleblower provisions of federal law or regulation, or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company.

(f) This Agreement does not limit the Executive’s right to receive an award for information provided to any Government Agency. The Executive will not be criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made (x) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (y) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

6.2 Non-Solicitation or Hire. During the Term and for the “Restricted Period” (as defined below) following the termination of the Executive’s employment for any reason, the Executive shall not directly or indirectly solicit or attempt to solicit or induce, directly or indirectly, (a) any supplier, vendor or service provider to the Company Group to terminate, reduce or alter negatively its relationship with any member of the Company Group or in any manner interfere with any agreement or contract between any member of the Company Group and such supplier, vendor or service provider; or (b) any employee of any member of the Company Group or any person who was an employee of any member of the Company Group during the six (6) month period immediately prior to the date the Executive’s employment terminates to terminate such employee’s employment relationship with any member of the Company Group (other than (i) during the course of Executive’s employment, Executive may in good faith terminate (or suggest the termination of) the employment of an employee, and (ii) a general advertisement for employment that is not specifically targeted to the Company Group or any employee of the Company Group) in order, in either case, to enter into a similar relationship with the Executive, or any other person or any entity in competition with the Business.

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For the purposes of this Agreement, “Restricted Period” means a period of twenty-four (24) months following the Termination Date.

6.3 Non-Competition. During the Term and for the Restricted Period following the termination of the Executive’s employment (for any reason), the Executive shall not, whether individually, as a director, manager, member, stockholder, partner, owner, employee, consultant or agent of any business, or in any other capacity, other than on behalf of the Company Group, organize, establish, own, operate, manage, control, engage in, participate in, invest in, permit the Executive’s name to be used by, act as a consultant or advisor to, render services for (alone or in association with any person, firm, corporation or business organization), or otherwise assist any person or entity that engages in or owns, invests in, operates, manages or controls any venture or enterprise which engages or proposes to engage in any business conducted by the Company Group on the Termination Date or within twelve (12) months of the Executive’s termination of employment in the geographic locations where the Company Group engages or, to the Executive’s knowledge, proposes to engage in such business (the “Business”) (it being understood that any business primarily engaged in manufacturing, production or wholesale distribution shall not be deemed to be engaged in the Business). Notwithstanding the foregoing, nothing in this Agreement shall prevent the Executive following the Term from (x) joining a private equity firm that may own a portfolio company that is engaged in the Business, provided that (A) the Executive does not, during the Restricted Period, provide services to such portfolio company, and is not otherwise involved in the management or operations of such portfolio company and (B) the Executive does not provide advice or services to such private equity firm or its affiliates with respect to a proposed or consummated investment in any venture or enterprise that engages or proposes to engage in the Business, or (y) owning for passive investment purposes not intended to circumvent this Agreement, less than five percent (5%) of the publicly traded common equity securities of any company engaged in the Business (so long as the Executive has no power to manage, operate, advise, consult with or control the competing enterprise and no power, alone or in conjunction with other affiliated parties, to select a director, manager, general partner, or similar governing official of the competing enterprise other than in connection with the normal and customary voting powers afforded the Executive in connection with any permissible equity ownership).

6.4 Property. The Executive acknowledges that all originals and copies of materials, records and documents generated by the Executive or coming into the Executive’s possession during the Executive’s employment by the Company are the sole property of the Company Group (“Company Property”). During the Term, and at all times thereafter, the Executive shall not remove, or cause to be removed, from the premises of the Company Group copies of any record, file, memorandum, document, computer related information or equipment, or any other item relating to the business of the Company Group, except in furtherance of the Executive’s duties under this Agreement. When the Executive’s employment with the Company terminates, or upon request of the Company at any time, the Executive shall promptly deliver to the Company all copies of Company Property in the Executive’s possession or control with the exception of the Executive’s address book and all phone numbers.

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6.5 Nondisparagement.

(a) The Executive agrees that the Executive shall not at any time (whether during or after the Term) publish or communicate to any person or entity any “Disparaging” (as defined below) remarks, comments or statements concerning any member of the Company Group, Cerberus Capital Management, L.P., their parents, subsidiaries and affiliates, and their respective present and former members, partners, directors, officers, shareholders, employees, successors and assigns. “Disparaging” remarks, comments or statements are those that impugn the character, honesty, integrity or morality or business acumen or abilities in connection with any aspect of the operation of business of the individual or entity being disparaged. The Executive’s good faith assessment of the performance of officers and employees of the Company Group during the course the performance of his duties shall not be deemed Disparaging, nor shall normal business comments made by the Executive in good faith that are not based on the Executive’s experience working for the Company following the Term be deemed Disparaging. In addition, no statements that are truthful testimony provided by the Executive made under oath, or that are truthful, good faith statements by Executive that are made in rebuttal of false or misleading statements by others, shall be deemed Disparaging.

(b) The Company will instruct its Board, the partners of Cerberus Capital Management, L.P., and the Company’s senior management and their affiliates not to publish or communicate at any time to outside parties any Disparaging (as defined above) remarks, comments or statements concerning the Executive. No statements that are truthful testimony provided by any such individuals made under oath, or that are truthful, good faith statements made by such individuals that are made in rebuttal of false or misleading statements by others, shall be deemed Disparaging

7. Remedies; Specific Performance. The Company and the Executive acknowledge and agree that the Executive’s material breach or threatened material breach of any of the restrictions set forth in Sections 6.1 through 6.4 and Section 6.5(a), on the one hand, or the Company’s material breach or threatened material breach of the restrictions set forth in Section 6.5(b), on the other hand, shall result in irreparable and continuing damage to the Protected Parties or the Executive, as applicable, for which there may be no adequate remedy at law and that the Protected Parties or the Executive, as applicable, shall be entitled to equitable relief, including specific performance and injunctive relief as remedies for any such breach or threatened or attempted breach. The Executive and the Company hereby consent to the grant of an injunction (temporary or otherwise) against the other Party or the entry of any other court order against the other Party prohibiting and enjoining the other Party from violating, or directing the other Party to comply with the applicable provisions of Section 6. The Executive and the Company also agree that such remedies shall be in addition to any and all remedies, including damages, available to the Executive and the Protected Parties for such breaches or threatened or attempted breaches. In addition, without limiting the Protected Parties’ remedies for any breach of any restriction on the Executive set forth in Section 6, except as required by law, the Executive shall not be entitled to any Severance Benefits if the Executive has materially breached the covenants applicable to the Executive contained in Sections 6.1 through 6.4 and Section 6.5(a) (except that a violation with respect to Section 6.1 or 6.5(a) shall have occurred within two (2) years of the Termination Date), the Executive shall immediately return to the Protected Parties any such Severance Benefits previously received, upon such a material breach, and, in the event of such material breach, the Protected Parties shall have no obligation to pay any of the Severance Benefits that remain payable by the Company under Section 5.2, 5.3 or 5.4.

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8. Indemnification. The Company agrees, to the extent permitted by applicable law, to indemnify, defend and hold harmless the Executive from and against any and all losses, suits, actions, causes of action, judgments, damages, liabilities, penalties, fines, costs or claims of any kind or nature (“Indemnified Claim”), including, to the extent not provided for and actually paid on a current basis to Executive under any directors and officers liability insurance policy under which the Executive may be covered, advancing and paying reasonable legal fees and related costs incurred by the Executive in connection with the preparation for or defense of any Indemnified Claim, whether or not resulting in any liability, to which the Executive may become subject or liable or which may be incurred by or assessed against the Executive, relating to or arising out of the Executive’s employment by the Company Group or the services to be performed pursuant to this Agreement, provided that the Company shall only defend, but not indemnify or hold the Executive harmless, from and against an Indemnified Claim in the event there is a final, non-appealable, determination that the Executive’s liability with respect to such Indemnified Claim resulted from the Executive’s willful misconduct or gross negligence. In the event it is ultimately determined that the Executive is not entitled to be indemnified by the Company, the Executive shall reimburse the Company for such expenses previously paid by the Company on his behalf. The Company’s obligations under this section shall be in addition to any other right, remedy or indemnification which the Executive may have or be entitled to at common law or otherwise.

9. Other Provisions.

9.1 Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid or overnight mail and shall be deemed given when so delivered personally, or sent by facsimile transmission or, if mailed, four (4) days after the date of mailing or one (1) day after overnight mail, as follows:

(a)	If the Company, to:

Albertsons Companies, Inc.

250 Parkcenter Blvd

Boise, ID 83706

Attention: Executive Vice President, Human Resources

Telephone: (208) 395-6200

(b)	If the Executive, to the Executive’s home address reflected in the Company’s records.

9.2 Entire Agreement. This Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

9.3 Limitation on Payments and Benefits. Notwithstanding any provision of this Agreement to the contrary, if any amount or benefit to be paid or provided under this Agreement would be an “Excess Parachute Payment,” within the meaning of Section 280G of the Code, but for the application of this sentence, then the payments and benefits to be paid or provided under this Agreement shall be reduced to the minimum extent necessary (but in no event to less

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than zero) so that no portion of any such payment or benefit, as so reduced, constitutes an Excess Parachute Payment; provided, however, that the foregoing reduction shall be made only if and to the extent that such reduction would result in an increase in the aggregate payment and benefits to be provided, determined on an after-tax basis (taking into account the excise tax imposed pursuant to Section 4999 of the Code, any tax imposed by any comparable provision of state law, and any applicable federal, state and local income and employment taxes). Whether requested by the Executive or the Company, the determination of whether any reduction in such payments or benefits to be provided under this Agreement or otherwise is required pursuant to the preceding sentence shall be made at the expense of the Company by the Company’s independent accountant. The fact that the Executive’s right to payments or benefits may be reduced by reason of the limitations contained in this Section 9.3 shall not of itself limit or otherwise affect any other rights of the Executive other than pursuant to this Agreement. In the event that any payment or benefit intended to be provided under this Agreement or otherwise is required to be reduced pursuant to this Section 9.3, cash Severance Benefits payable hereunder shall be reduced first, then other cash payments that qualify as Excess Parachute Payments payable to the Executive, then non-cash benefits shall be reduced, as determined by the Company. In the event that Section 280G/4999 of the Code is ever implicated in connection with any benefits or payments to the Executive, to the extent that satisfaction of the shareholder approval requirements of Section 280G would result in payments to the Executive that would otherwise be subject to excise tax under Section 280G/4999 to be exempt from such tax, then (i) the Executive shall have the right to request that such payments be subject to such shareholder approval, and (ii) upon such request, the Company agrees to use its best efforts to cause such vote to be conducted as a “slate vote” in accordance with and satisfying the requirements of Section 280G.

9.4 Representations and Warranties by the Executive. The Executive represents and warrants that the Executive is not a party to or subject to any restrictive covenants, legal restrictions or other agreements in favor of any entity or person which would in any way preclude, inhibit, impair or limit the Executive’s ability to perform the Executive’s obligations under this Agreement, including, but not limited to, non-competition agreements, non-solicitation agreements or confidentiality agreements, other than the covenants and agreements which the Executive has shared with the Company prior to the execution of this Agreement.

9.5 Waiver and Amendments. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the Parties or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

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9.6 Section 409A. The Company and the Executive intend that the payments and benefits provided for in this Agreement either be exempt from Section 409A of the Code, or be provided in a manner that complies with Section 409A of the Code, and any ambiguity herein shall be interpreted so as to be consistent with the intent of this Section 9.6. Notwithstanding anything contained herein to the contrary, to the extent that any Severance Benefits constitute “nonqualified deferred compensation” subject to Section 409A of the Code, all such Severance Benefits shall be paid or provided only upon the Executive’s “separation from service” within the meaning of Section 409A of the Code and the regulations and guidance promulgated thereunder (determined after applying the presumptions set forth in Treas. Reg. Section 1.409A-1(h)(1)). Further, if as of the Executive’s Termination Date, the Executive is a “specified employee” as defined in Section 409A of the Code as determined by the Company in accordance with Section 409A of the Code, and the deferral of the commencement of any payments or benefits otherwise payable hereunder as a result of such termination of employment is necessary in order to prevent any accelerated or additional tax under Section 409A of the Code, then the Company shall defer the commencement of the payment of any such payments or benefits hereunder (without any reduction in payments or benefits ultimately paid or provided to the Executive) until the date that is at least six (6) months following the Executive’s Termination Date (or the earliest date permitted under Section 409A of the Code), whereupon the Company shall pay the Executive a lump-sum amount equal to the cumulative amounts that would have otherwise been previously paid to the Executive under this Agreement during the period in which such payments or benefits were deferred. Thereafter, payments shall resume in accordance with this Agreement.

Notwithstanding anything to the contrary in this Agreement, in-kind benefits and reimbursements provided under this Agreement during any calendar year shall not affect in-kind benefits or reimbursements to be provided in any other calendar year, other than an arrangement providing for the reimbursement of medical expenses referred to in Section 105(b) of the Code, and are not subject to liquidation or exchange for another benefit. Notwithstanding anything to the contrary in this Agreement, reimbursement requests must be timely submitted by the Executive and, if timely submitted, reimbursement payments shall be promptly made to the Executive following such submission, but in no event later than December 31st of the calendar year following the calendar year in which the expense was incurred. In no event shall the Executive be entitled to any reimbursement payments after December 31st of the calendar year following the calendar year in which the expense was incurred. This paragraph shall only apply to in-kind benefits and reimbursements that would result in taxable compensation income to the Executive. Each payment, installment and benefit payable under this Agreement is intended to constitute a separate payment under Department of Treasury Regulations 1.409A-2(b)(2).

Additionally, in the event that following the date hereof the Company or the Executive reasonably determines that any compensation or benefits payable under this Agreement may be subject to Section 409A of the Code, the Company and the Executive shall work together to adopt such amendments to this Agreement or adopt other policies or procedures (including amendments, policies and procedures with retroactive effect), or take any other commercially reasonable actions necessary or appropriate to (x) exempt the compensation and benefits payable under this Agreement from Section 409A of the Code and/or preserve the intended tax treatment of the compensation and benefits provided with respect to this Agreement or (y) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

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9.7 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Idaho applicable to agreements made and not to be performed entirely within such state, without regard to conflicts of laws principles.

9.8 Assignability by the Company and the Executive. This Agreement, and the rights and obligations hereunder, may not be assigned by the Company or the Executive without written consent signed by the other Party; provided that the Company may assign this Agreement to any successor that continues the business of the Company if such successor agrees to accept full obligations and assignment of this Agreement in writing.

9.9 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

9.10 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

9.11 Severability. If any term, provision, covenant or restriction of this Agreement, or any part thereof, is held by a court of competent jurisdiction of any foreign, federal, state, county or local government or any other governmental, regulatory or administrative agency or authority to be invalid, void, unenforceable or against public policy for any reason, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected or impaired or invalidated. The Executive acknowledges that the restrictive covenants contained in Section 6 are a condition of this Agreement and are reasonable and valid in temporal scope and in all other respects.

9.12 Judicial Modification. If any court determines that any of the covenants in Section 6, or any part of any of them, is invalid or unenforceable, the remainder of such covenants and parts thereof shall not thereby be affected and shall be given full effect, without regard to the invalid portion. If any court determines that any of such covenants, or any part thereof, is invalid or unenforceable because of the geographic or temporal scope of such provision, such court shall reduce such scope to the minimum extent necessary to make such covenants valid and enforceable.

9.13 Survival. Sections 5, 6, 7, 8, 9.3, 9.6, 9.7 and 9.12 of this Agreement shall survive any termination of this Agreement or the termination of the Executive’s employment hereunder.

9.14 Tax Withholding. The Company or other payor is authorized to withhold from any benefit provided or payment due hereunder, the amount of withholding taxes due any federal, state or local authority in respect of such benefit or payment and to take such other action as may be necessary in the opinion of the Board to satisfy all obligations for the payment of such withholding taxes.

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IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound hereby, have executed this Agreement as of the day and year first above mentioned.

EXECUTIVE

/s/ Vivek Sankaran
Vivek Sankaran

ALBERTSONS COMPANIES, INC.

By:	/s/ Robert A. Gordon
Name: Robert A. Gordon
Title: Executive Vice President, General Counsel & Secretary

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EXHIBIT A

Class B-1 Unit Grant Agreement

Time-Based

Class B Grant Agreement – Time-Based

CLASS B-1 UNIT GRANT AGREEMENT

This Award Agreement (this “Agreement”) is made and entered into as of April 25, 2019 (the “Grant Date”), by and among Albertsons Investor Holdings LLC, a Delaware limited liability company (“AIH”), KIM ACI, LLC, a Delaware limited liability company (“KIM”) and Vivek Sankaran (the “Executive”).

1. Grant. Upon the terms and subject to the conditions set forth in this Agreement, on the Grant Date, the Executive is hereby granted:

[•] Class B-1 Units in AIH (the “AIH Class B-1 Units”); and

[•] Class B-1 Units in KIM (the “KIM Class B-1 Units”).

The AIH Class B-1 Units and KIM Class B-1 Units are collectively referred to herein as the “Class B-1 Units.” Except as otherwise expressly provided herein, any reference in this Agreement to Class B-1 Units shall be deemed to mean a reference to both the AIH Class B-1 Units and KIM Class B-1 Units and any reference in this Agreement to a percentage or portion of Class B-1 Units shall be deemed to mean an equal percentage or portion of AIH Class B-1 Units and KIM Class B-1 Units, respectively.

2. Definitions. Unless the context otherwise requires, the terms hereinafter set forth shall have the meanings set forth below:

“ACI” means Albertsons Companies, Inc., a Delaware corporation.

“ACI Group” means ACI, its Subsidiaries and its controlled Affiliates.

“ACI IPO” means (i) the first underwritten public offering and sale of ACI Stock for cash pursuant to an effective registration statement (other than on Form S-8 or a comparable form) filed with and declared effective by the United States Securities and Exchange Commission, (ii) the consummation of a transaction in which ACI Stock is first exchanged for or converted into common stock of a company traded on an internationally recognized securities exchange or dealer quotation system or (iii) the consummation of a business combination transaction in which ACI Stock is first listed on an internationally recognized securities exchange or dealer quotation system.

“ACI Stock” means the common stock of ACI and equity securities into which such shares of common stock will have been changed, or any equity securities resulting from any reclassification, recapitalization, reorganization, merger, consolidation, conversion, stock or other equity split or dividend or similar transactions with respect to such shares of common stock or other equity securities.

“Affiliate” means any Person that controls, is controlled by, or is under common control with such Person. As used herein, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or to cause the direction of the management and policies of a Person, whether through ownership of voting securities or other interests, by contract or otherwise.

“Award Documents” means this Agreement and the instruments of accession to the LLC Agreements.

“Board” means the Board of Directors of ACI.

“Cause” shall have the meaning, and shall be determined, as set forth in the Employment Agreement.

“Change in Control” means the first to occur of any of the following events: (1) other than pursuant to a transaction described in clause (2) below, any one Person who is not an Investor becomes the beneficial owner, directly or indirectly, of more than 50% of the combined voting power of the then issued and outstanding securities of ACI or (2) the sale, transfer or other disposition of all or substantially all of the business and assets of ACI, whether by sale of assets, merger or otherwise (determined on a consolidated basis), to another Person other than a transaction in which the survivor or transferee is a Person more than 50% controlled, directly or indirectly, by one or more Investors.

“Disability” shall have the meaning, and shall be determined, as set forth in the Employment Agreement.

“Employment Agreement” means the Employment Agreement between ACI and the Executive, dated as of March         , 2019.

“Fair Market Value” means the fair market value of a Class B-1 Unit, determined without discounts for illiquidity or for lack of marketability or minority status and as if all of the shares of ACI Stock held by the Issuers were sold for cash in an arms-length transaction and the proceeds distributed to the members of the Issuers, including with respect to the Executive’s Class B-1 Units.

“Good Reason” shall have the meaning, and shall be determined, as set forth in the Employment Agreement.

“Investors” means Cerberus Capital Management LP, Kimco Realty Corp., Klaff Realty, Schottenstein Stores, Lubert-Adler and their respective Affiliates.

“Issuer” means (i) AIH with respect to the AIH Class B-1 Units and (ii) KIM with respect to the KIM Class B-1 Units.

“LLC Agreement” means (i) with respect to the AIH Class B-1 Units, the Limited Liability Company Agreement of AIH, dated as of March         , 2019 and (ii) with respect to the KIM Class B-1 Units, the Limited Liability Company Agreement of KIM, dated as of March         , 2019, in each case as may be amended from time to time.

“Person” means any individual, partnership, firm, trust, corporation, limited liability company or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of shares or similar equity interest of ACI, such partnership, limited partnership, syndicate or group shall be deemed a “Person.”

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means, with respect to any Person, any corporations, partnerships, business trusts, joint stock companies, associations, limited liability companies or other business entities of which (a) if a corporation, a majority of the total voting power of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a partnership, limited liability company, business trust, joint stock company, association or other business entity other than a corporation, a majority of the partnership, membership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, business trust, joint stock company, association or other business entity other than a corporation if such Person or Persons shall be allocated a majority of the partnership, association or other business entity gains or losses or shall be or control the managing director, manager, a general partner or the trustee of such partnership, limited liability company, business trust, joint stock company, association or other business entity.

“Term” shall have the meaning set forth in the Employment Agreement.

3. Transfers of Class B-1 Units by the Executive. No Class B-1 Unit and no right arising under, or in respect of, a Class B-1 Unit shall be transferable by the Executive other than by will or by the laws of descent and distribution except in accordance with this Agreement and the applicable LLC Agreement.

4. Vesting. The Class B-1 Units shall be divided into three equal tranches – “Tranche One,” “Tranche Two” and “Tranche Three” each representing one-third (1/3) of the Class B-1 Units. Subject to Section 5 of this Agreement, the Executive shall become vested in the Class B-1 Units as follows:

(a) The Executive shall become vested in Tranche One in three equal installments as follows: one-third (1/3) on the one-year anniversary of the Grant Date; one-third (1/3) on the two-year anniversary of the Grant Date; and one-third (1/3) on the three-year anniversary of the Grant Date;

(b) The Executive shall become vested in Tranche Two in three equal installments as follows: one-third (1/3) on the two-year anniversary of the Grant Date; one-third (1/3) on the three-year anniversary of the Grant Date; and one-third (1/3) on the four-year anniversary of the Grant Date; and

(c) The Executive shall become vested in Tranche Three in three equal installments as follows: one-third (1/3) on the three-year anniversary of the Grant Date; one-third (1/3) on the four-year anniversary of the Grant Date; and one-third (1/3) on the five-year anniversary of the Grant Date.

5. Termination of Employment.

(a) Unvested Class B-1 Units. Except as provided in Section 5(b), in the event that the Executive’s employment with the ACI Group terminates for any reason, any Class B-1 Units in which the Executive has not yet become vested shall be immediately forfeited by the Executive, without the payment of consideration.

(b) Accelerated Vesting of Class B-1 Units.

(i) If the Executive’s employment with the ACI Group terminates due to a non-renewal of the Term by the Company, the Executive shall become fully vested in any Class B-1 Units in which the Executive would have become vested in accordance with this Agreement in the thirteen (13) month period following such termination of employment.

(ii) If, prior to a Change in Control, the Executive’s employment with the ACI Group terminates due to the Executive’s death or Disability, the Executive shall become fully vested in any Class B-1 Units in which the Executive would have become vested on the next anniversary of the Grant Date following such termination of employment, with the number of Class B-1 Units so vested to be pro-rated based on the number of days of service during the period commencing on the day following the most recent anniversary of the Grant Date and ending on the date of the Executive’s termination of employment.

(iii) Except as provided in clause (iv) below with respect terminations following a Change in Control or within the one-hundred eighty (180) day period immediately prior to a Change in Control, if the Executive’s employment with the ACI Group is involuntarily terminated by the ACI Group without Cause or is voluntarily terminated by the Executive for Good Reason, the Executive shall become fully vested in any Class B-1 Units in which the Executive would have become vested on the next anniversary of the Grant Date following such termination of employment.

(iv) If, following a Change in Control or within the one-hundred eighty (180) day period immediately prior to a Change in Control, the Executive’s employment with the ACI Group is involuntarily terminated by the ACI Group without Cause or is voluntarily terminated by the Executive for Good Reason, the Executive shall become fully vested in any Class B-1 Units in which the Executive has not yet become vested.

(v) If, following a Change in Control, the Executive’s employment with the ACI Group terminates due to the Executive’s death or Disability, the Executive shall become fully vested in any Class B-1 Units in which the Executive has not yet become vested.

(c) Termination for Cause. If, prior to a Change in Control or an ACI IPO, the Executive’s employment with the ACI Group is terminated by the ACI Group for Cause, all of the Class B-1 Units, whether vested or unvested, shall be immediately forfeited by the Executive, without the payment of consideration.

6. Release. Any accelerated vesting of the Executive’s Class B-1 Units pursuant to Section 5(b) shall be subject to the Executive’s execution and non-revocation of the release agreement contemplated under the Employment Agreement in accordance with the terms of the Employment Agreement.

7. Representations and Warranties of the Executive. The Executive hereby represents and warrants to the Issuers as follows:

(a) The Executive’s execution, delivery and performance of the Award Documents do not and will not (i) result in a violation of any applicable law, statute, rule or regulation or order, injunction, judgment or decree of any court or other governmental or regulatory authority to which the Executive is bound or subject, (ii) conflict with, or result in a breach of the terms, conditions or provisions of, constitute (or, with due notice or lapse of time or both, would constitute) a default under, or give rise to any right of termination, acceleration or cancellation under, any agreement, contract, license, arrangement, understanding, evidence of indebtedness, note, lease or other instrument to which the Executive or any of his or her properties or assets are bound, or (iii) require any authorization, consent, approval, exemption or other action by or notice to any third party. The Award Documents have been duly executed and delivered by the Executive and upon due execution and delivery by the Issuers will constitute the legal, valid and binding obligations of the Executive enforceable against the Executive in accordance with their terms, except as the enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights in general or by general principles of equity.

(b) The Executive understands that the Class B-1 Units being granted are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the applicable Issuer in a transaction not involving a public offering, are being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in limited circumstances. The Executive understands that the Executive must bear the economic risk of the acquisition of the Class B-1 Units made in connection herewith for an indefinite period of time because, among other reasons, the Class B-1 Units have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of certain states or an exemption from such registration is available.

(c) The Executive understands that the Class B-1 Units are subject to this Agreement and the applicable LLC Agreement.

(d) The Executive is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act or, to the extent the Executive is not an “accredited investor,” another exemption from registration under the Securities Act applies to the Executive’s acquisition and holding of Class B-1 Units hereunder.

8. Representation and Warranty of the Issuers. Each Issuer hereby represents and warrants to the Executive that (i) it is a limited liability company, duly formed and in good standing under the laws of the State of Delaware, and has the requisite power and authority to execute, deliver and carry out the transactions contemplated by this Agreement, and to issue the Class B-1 Units, (ii) it is fully authorized by action of its Board of Managers (and of any other persons or body whose action is required) to enter into this Agreement and to perform its obligations under this Agreement, (iii) its execution, delivery and performance of this Agreement by it does not violate any applicable law, regulation, order, judgement or decree or any agreement or governance document to which it is a party or by which it is bound, and (iv) upon the execution and delivery of this Agreement by the parties, this Agreement shall be its valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights in general or by general principals of equity.

9. Conditions. The obligations of the Executive and the Issuers pursuant to this Agreement shall be subject to satisfaction of the following conditions on the Grant Date:

(a) The representations and warranties of each of the other parties under this Agreement shall be true, complete and correct at and as of the Grant Date.

(b) No governmental body or any other person shall have issued an order, injunction, judgment, decree, ruling or assessment which shall then be in effect restraining or prohibiting the completion of the transactions contemplated under any of the Award Documents, nor shall any such order, injunction, judgment, decree, ruling or assessment be pending or, to the Issuer’s or the Executive’s knowledge, threatened.

10. Repurchase Right.

(a) At any time within 120 days following the Executive’s termination of employment or services for any reason (the “Initial Purchase Period”), prior to an ACI IPO or a Change in Control, ACI and the Issuers shall have the right, but not the obligation, to purchase from the Executive and to cause the Executive to sell, all or any portion of the Executive’s vested Class B-1 Units held by the Executive for an amount equal to the Fair Market Value thereof (such right, the “Purchase Right” and the amount to be paid, the “Purchase Price”). The Purchase Price shall be payable in cash in a lump sum upon the closing of the repurchase.

(b) If ACI or an Issuer does not exercise its Purchase Right, the Investors shall have the right, but not the obligation, to exercise a Purchase Right, within 30 days after the expiration of the Initial Repurchase Period (“Investor Purchase Period”), all or any portion of the Executive’s vested Class B-1 Units held by the Executive upon the terms and conditions set forth in this Section 10.

(c) To exercise its Purchase Right, ACI, the Issuers or the Investors, as applicable (the “Purchaser”) shall provide the Executive with written notice of such election (“Purchase Notice”) within the Initial Purchase Period or Investor Purchase Period, as applicable. The Purchase Notice shall disclose its proposed Fair Market Value of the applicable vested Class B-1 Units. The Purchaser and the Executive shall consummate such purchase on a date to be jointly determined by the Purchaser and the Executive (not later than 30 days after the delivery of the Purchase Notice) by delivery by the Executive of a duly executed assignment of the Class B-1 Units to be repurchase and certificates, if any, representing the Class B-1 Units to be repurchased, together with delivery by the Purchaser of the purchase price of the vested Class B-1 Units by wire transfer.

(d) For purposes of determining the Purchase Price in connection with the Purchase Right, the Board shall determine the Fair Market Value of the Executive’s Class B-1 Units in good faith (the “Board FMV”). Upon request, the Board shall provide the Executive with all backup information for the basis of the Board FMV. The Executive and his designee shall be given full access at reasonable times and places to the records of ACI for the purpose of evaluating the Board FMV.

(e) In the event that the Executive disagrees with the Board FMV, the Executive shall submit, in writing, a request to increase the Board FMV and the basis (and all backup information) for why such an increase is appropriate. If the Board does not increase the Board FMV and the Executive asserts that the Fair Market Value of the Executive’s Class B-1 Units exceeds 110% of the Board FMV, the Executive shall be entitled to require that the determination of Fair Market Value of the Executive’s Class B-1 Units be determined by an independent third party appraiser (the “Appraiser”) selected by the parties. The Board and the Executive, respectively, shall be required to submit to the Appraiser and the other party any relevant information needed by the Appraiser to perform the valuation, including the basis, and backup information for the basis, of the Board FMV and the Executive’s proposed valuation. The Appraiser shall be required to determine the Fair Market Value of the Executive’s Class B-1 Units (“Appraiser FMV”) no later than thirty (30) days after the Appraiser’s selection. If the Appraiser FMV exceeds 110% of the Board FMV, the Appraiser FMV shall be the Purchase Price to be paid in connection with any exercise of a Purchase Right. If the Appraiser FMV does not exceed 110% of the Board FMV, the Board FMV shall be the Purchase Price to be paid in connection with any exercise of a Purchase Right.

(f) The costs of the Appraiser shall be borne by ACI, unless the Appraiser FMV does not exceed 110% of the Board FMV, in which case the costs of the Appraiser shall be borne by the Executive and the Executive shall reimburse ACI for its costs thereof. The Appraiser shall be required to value the Executive’s Class B-1 Units using the same assumptions and limits specified herein for the Board’s determination. The decision of the Appraiser shall be final and binding on all parties.

(g) The valuation performed by the Appraiser and the Appraiser FMV shall be maintained by the parties as strictly confidential, except as is otherwise required by court order or as is necessary to confirm, vacate or enforce the decision and for disclosure in confidence to the parties’ respective attorneys, tax advisors and senior management and to Executive’s immediate family members.

11. Adjustments. In the event of any change in the capital structure of ACI or any Issuer by reason of any reorganization, recapitalization, merger, consolidation, spin-off, reclassification, combination or any transaction similar to the foregoing, the Board (or a committee of the Board) and each Issuer’s Board of Managers, as applicable, shall make such substitution or adjustment, if any, as it deems to be equitable in its reasonable business judgment, to (i) the number of Class B-1 Units or the number or kind of other equity interest and/or (ii) any other affected terms of Class B-1 Units.

12. Rights as the Executive of Profits Units; Profits Interests. Subject to the terms of the applicable LLC Agreement and the execution of the Instrument of Accession to the applicable LLC Agreement in a form attached hereto as Exhibit A, the Executive shall be (a) the record owner of the Class B-1 Units issued hereunder and (b) as record owner, shall be entitled to all rights of, and subject to all the conditions and restrictions applicable to, a holder of the Class B-1 Units as set forth in the applicable LLC Agreement. The Class B-1 Units are intended to constitute “profits interests” within the meaning of Rev. Proc. 93-27, 1993-2 C.B. 343 and Rev. Proc. 2001-43, 2001-2 C.B. 191.

13. Section 83(b) Election; Withholding. Within 30 days following the Grant Date, the Executive shall file a protective election with the U.S. Internal Revenue Service pursuant to Section 83(b) of the Code, substantially in the form attached hereto as Exhibit B (the “Section 83(b) Election”). The Executive shall provide each of the Issuers with an executed copy of the Section 83(b) Election with this executed Agreement. The Executive acknowledges that neither the Issuers nor any of their representatives have provided the Executive with tax advice regarding the Section 83(b) Election, and the Executive is in no manner relying on the Issuers or their representatives for an assessment of such tax consequences. The Executive is hereby advised to consult the Executive’s own tax advisor with respect to the tax consequences of the Section 83(b) Election and ownership of the Class B-1 Units. The Executive acknowledges that the tax consequences to the Executive of holding Class B-1 Units will depend on the Executive’s particular circumstances.

14. Administration. Subject to the provisions this Agreement, the Board shall have the authority to waive any conditions with respect to the Class B-1 Units (including vesting), delegate in writing administrative matters to committees of the Board or to other persons, as appropriate, and make such other determinations and take such other action as it deems necessary or advisable to effectuate the intentions of the Agreement; and make calculations or determinations related to the award of Class B-1 Units. Absent manifest error, all decisions, actions and interpretations of the Board (or a committee of the Board) made in good faith shall be final, conclusive and binding upon all parties.

15. No Rights with Respect to Continuance of Employment or Relationship. Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive any right to continue Executive’s relationship with the ACI Group or interfere in any way with the right of the ACI Group to terminate any Executive’s employment or relationship, as the case may be, at any time for any reason.

16. Listing and Qualification of Class B-1 Units. This Agreement, the grant of Class B-1 Units hereunder, and the obligation of the Issuers to issue Class B-1 Units, shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency, as may be required. Certificates representing Class B-1 Units may bear such legend as the applicable Issuer may consider appropriate under the circumstances.

17. General.

(a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of each of the parties hereto.

(b) Notices. All notices and other communications provided for or permitted hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person, by facsimile, by nationally-recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee as follows:

(1)	If to ACI or an Issuer, to:

Albertsons Companies, Inc.

250 Parkcenter Blvd

Boise, ID 83706

Attention: Executive Vice President, Human Resources

Telephone: (208) 395-5785

With copies to: General Counsel

With a copy to:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Attn: Stuart D. Freedman, Esq.

Fax No.: (212) 593-5955

(2)	If to the Executive, to the address listed in the personnel records of ACI.

All such notices, requests, consents and other communications shall be deemed to have been delivered (i) in the case of personal delivery or delivery by confirmed facsimile, on the date of such delivery, (ii) in the case of nationally-recognized overnight courier, on the next business day and (iii) in the case of mailing, on the third business day following such mailing if sent by certified mail, return receipt requested.

(c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and permitted assigns. The Executive may not assign any of its rights or obligations under this Agreement without the prior written consent of the Issuers.

(d) Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all of which counterparts, taken together, shall constitute one and the same instrument.

(e) Descriptive Headings, Etc. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires: (i) words of any gender shall be deemed to include each other gender; (ii) words using the singular or plural number shall also include the plural or singular number, respectively; (iii) the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and paragraph references are to the Sections and paragraphs of this Agreement unless otherwise specified; (iv) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (v) “or” is not exclusive; and (vi) provisions apply to successive events and transactions.

(f) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

(g) Governing Law. This Agreement will be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflicting provision or rule (whether of the State of Delaware, or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of Delaware to be applied. In furtherance of the foregoing, the internal laws of the State of Delaware will control the interpretation and construction of this Agreement, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

(h) Consent to Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits to the non-exclusive jurisdiction of any federal or state court within the State of Delaware, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth in Section 17(b) shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in any federal or state court in the State of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto shall be responsible for its own costs and expenses (including, without limitation, legal fees and other expenses of counsel) in any proceeding described in this Section 17(h).

(i) Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, INTERPRETATION OR ENFORCEMENT HEREOF. THE PARTIES HERETO AGREE THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND WOULD NOT ENTER INTO THIS AGREEMENT IF THIS SECTION WERE NOT PART OF THIS AGREEMENT.

(j) Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto shall and do hereby waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in any federal or state court located in the State of Delaware, or, in the event such courts shall not have jurisdiction of such action, in any court of the United States or any state thereof having subject matter jurisdiction of such action.

(k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings relating to such subject matter, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to such subject matter. Without limiting the generality of the foregoing, upon the termination of the Executive’s employment with the ACI Group, Section 5 shall supersede any and all agreements and understandings, including the Employment Agreement, whether written, oral or otherwise, with respect to the treatment of the Class B-1 Units upon the termination of the Executive’s employment with the ACI Group.

(l) Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(m) Construction. The Issuers and the Executive acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Issuers and the Executive.

(n) Funding. No provision of this Agreement shall require any Issuer, for the purpose of satisfying any obligations under this Agreement, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall any Issuer maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ALBERTSONS INVESTOR HOLDINGS LLC

By:
Name:
Title:

KIM ACI, LLC

By:
Name:
Title:

EXECUTIVE:

Name: Vivek Sankaran
Address:

EXHIBIT A

[INSTRUMENT OF ACCESSION]

EXHIBIT B

ELECTION TO INCLUDE CLASS B-1 UNITS IN GROSS INCOME

PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned taxpayer herby elects, pursuant to Section 83(b) of the Internal Revenue Code, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over the amount paid for those shares.

1.	The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made:

Name: Vivek Sankaran

Taxpayer’s Social Security Number: _____________

Address: ______________________________

________________________________

Taxable Year: Calendar Year 2019

2.	The property which is the subject of this election is Class B-1 Units of Albertson Investors Holdings LLC

3.	The property was transferred to the undersigned on March , 2019.

4.

The property is subject to the following restrictions: The Class B-1 Units are subject to a time-based vesting schedule. If the undersigned ceases to be employed under certain circumstances, all or a portion of the Class B-1 Units may be subject to repurchase or forfeiture for no consideration. The Class B-1 Units are also subject to transfer restrictions.

5.

The fair market value of the property at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in Section 1.83-3(h) of the Income Tax Regulations is: $0

6.	For the property transferred, the undersigned paid $0.

7.	The amount to include in gross income is $0.

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Dated: , 2019
Name: Vivek Sankaran

ELECTION TO INCLUDE CLASS B-1 UNITS IN GROSS INCOME

PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned taxpayer herby elects, pursuant to Section 83(b) of the Internal Revenue Code, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over the amount paid for those shares.

1.	The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made:

Name: Vivek Sankaran

Taxpayer’s Social Security Number: _____________

Address: ______________________________

________________________________

Taxable Year: Calendar Year 2019

2.	The property which is the subject of this election is Class B-1 Units of KIM ACI, LLC

3.	The property was transferred to the undersigned on March , 2019.

4.

The property is subject to the following restrictions: The Class B-1 Units are subject to a time-based vesting schedule. If the undersigned ceases to be employed under certain circumstances, all or a portion of the Class B-1 Units may be subject to repurchase or forfeiture for no consideration. The Class B-1 Units are also subject to transfer restrictions.

5.

The fair market value of the property at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in Section 1.83-3(h) of the Income Tax Regulations is: $0

6.	For the property transferred, the undersigned paid $0.

7.	The amount to include in gross income is $0.

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Dated: , 2019
Name: Vivek Sankaran

EXHIBIT B

Class B-2 Unit Grant Agreement

Performance-Based

Class B Grant Agreement – Performance-Based

CLASS B-2 UNIT GRANT AGREEMENT

This Award Agreement (this “Agreement”) is made and entered into as of April 25, 2019 (the “Grant Date”), by and among Albertsons Investor Holdings LLC, a Delaware limited liability company (“AIH”), KIM ACI, LLC, a Delaware limited liability company (“KIM”) and Vivek Sankaran (the “Executive”).

1. Grant. Upon the terms and subject to the conditions set forth in this Agreement, on the Grant Date, the Executive is hereby granted:

[•] Class B-2 Units in AIH (the “AIH Class B-2 Units”); and

[•] Class B-2 Units in KIM (the “KIM Class B-2 Units”).

The AIH Class B-2 Units and KIM Class B-2 Units are collectively referred to herein as the “Class B-2 Units.” Except as otherwise expressly provided herein, any reference in this Agreement to Class B-2 Units shall be deemed to mean a reference to both the AIH Class B-2 Units and KIM Class B-2 Units and any reference in this Agreement to a percentage or portion of Class B-2 Units shall be deemed to mean an equal percentage or portion of AIH Class B-2 Units and KIM Class B-2 Units, respectively.

2. Definitions. Unless the context otherwise requires, the terms hereinafter set forth shall have the meanings set forth below:

“ACI” means Albertsons Companies, Inc., a Delaware corporation.

“ACI Group” means ACI, its Subsidiaries and its controlled Affiliates.

“ACI IPO” means (i) the first underwritten public offering and sale of ACI Stock for cash pursuant to an effective registration statement (other than on Form S-8 or a comparable form) filed with and declared effective by the United States Securities and Exchange Commission, (ii) the consummation of a transaction in which ACI Stock is first exchanged for or converted into common stock of a company traded on an internationally recognized securities exchange or dealer quotation system or (iii) the consummation of a business combination transaction in which ACI Stock is first listed on an internationally recognized securities exchange or dealer quotation system.

“ACI Stock” means the common stock of ACI and equity securities into which such shares of common stock will have been changed, or any equity securities resulting from any reclassification, recapitalization, reorganization, merger, consolidation, conversion, stock or other equity split or dividend or similar transactions with respect to such shares of common stock or other equity securities.

“Adjusted EBITDA” has the meaning provided to such term in ACI’s Form 10-K for each Fiscal Year.

“Affiliate” means any Person that controls, is controlled by, or is under common control with such Person. As used herein, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or to cause the direction of the management and policies of a Person, whether through ownership of voting securities or other interests, by contract or otherwise.

“Award Documents” means this Agreement and the instruments of accession to the LLC Agreements.

“Board” means the Board of Directors of ACI.

“Cause” shall have the meaning, and shall be determined, as set forth in the Employment Agreement.

“Change in Control” means the first to occur of any of the following events: (1) other than pursuant to a transaction described in clause (2) below, any one Person who is not an Investor becomes the beneficial owner, directly or indirectly, of more than 50% of the combined voting power of the then issued and outstanding securities of ACI or (2) the sale, transfer or other disposition of all or substantially all of the business and assets of ACI, whether by sale of assets, merger or otherwise (determined on a consolidated basis), to another Person other than a transaction in which the survivor or transferee is a Person more than 50% controlled, directly or indirectly, by one or more Investors.

“Disability” shall have the meaning, and shall be determined, as set forth in the Employment Agreement.

“EBITDA Goal” means, with respect to a particular Fiscal Year, a target amount of Adjusted EBITDA to be achieved by ACI during such Fiscal Year, as set by the Board in its sole discretion but consistent with the target amount of Adjusted EBITDA used for budgeting purposes and for the Albertsons Companies, Inc. Phantom Unit Plan.

“Employment Agreement” means the Employment Agreement between ACI and the Executive, dated as of March __, 2019.

“Fair Market Value” means the fair market value of a Class B-2 Unit, determined without discounts for illiquidity or for lack of marketability or minority status and as if all of the shares of ACI Stock held by the Issuers were sold for cash in an arms-length transaction and the proceeds distributed to the members of the Issuers, including with respect to the Executive’s Class B-2 Units.

“Fiscal Year” means a fiscal year of ACI.

“Good Reason” shall have the meaning, and shall be determined, as set forth in the Employment Agreement.

“Investors” means Cerberus Capital Management LP, Kimco Realty Corp., Klaff Realty, Schottenstein Stores, Lubert-Adler and their respective Affiliates.

“Issuer” means (i) AIH with respect to the AIH Class B-2 Units and (ii) KIM with respect to the KIM Class B-2 Units.

“LLC Agreement” means (i) with respect to the AIH Class B-2 Units, the Limited Liability Company Agreement of AIH, dated as of March         , 2019 and (ii) with respect to the KIM Class B-2 Units, the Limited Liability Company Agreement of KIM, dated as of March         , 2019, in each case as may be amended from time to time.

“Person” means any individual, partnership, firm, trust, corporation, limited liability company or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of shares or similar equity interest of ACI, such partnership, limited partnership, syndicate or group shall be deemed a “Person.”

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means, with respect to any Person, any corporations, partnerships, business trusts, joint stock companies, associations, limited liability companies or other business entities of which (a) if a corporation, a majority of the total voting power of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a partnership, limited liability company, business trust, joint stock company, association or other business entity other than a corporation, a majority of the partnership, membership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, business trust, joint stock company, association or other business entity other than a corporation if such Person or Persons shall be allocated a majority of the partnership, association or other business entity gains or losses or shall be or control the managing director, manager, a general partner or the trustee of such partnership, limited liability company, business trust, joint stock company, association or other business entity.

“Target Class B-2 Units” means the number of Class B-2 Units in which the Executive is eligible to vest in respect of a Fiscal Year.

“Term” shall have the meaning set forth in the Employment Agreement.

3. Transfers of Class B-2 Units by the Executive. No Class B-2 Unit and no right arising under, or in respect of, a Class B-2 Unit shall be transferable by the Executive other than by will or by the laws of descent and distribution except in accordance with this Agreement and the applicable LLC Agreement.

4. Vesting. The Class B-2 Units shall be divided into three equal tranches – “Tranche One,” “Tranche Two” and “Tranche Three” each representing one-third (1/3) of the Class B-2 Units. Subject to Section 6 of this Agreement, the Executive shall become vested in the Class B-2 Units as follows:

(a) Tranche One shall vest in three (3) equal installments at the end of each of ACI’s 2019, 2020 and 2021 Fiscal Years, determined based on the applicable Vesting Percentage indicated in the table in Section 5 below that corresponds to the Company’s Adjusted EBITDA for such Fiscal Year as compared to the EBITDA Goal for such Fiscal Year (expressed as a percentage).

(b) Tranche Two shall vest in three (3) equal installments at the end of each of ACI’s 2020, 2021 and 2022 Fiscal Years, determined based on the applicable Vesting Percentage indicated in the table in Section 5 below that corresponds to the Company’s Adjusted EBITDA for such Fiscal Year as compared to the EBITDA Goal for such Fiscal Year (expressed as a percentage).

(c) Tranche Three will vest in three (3) equal installments at the end of each of ACI’s 2021, 2022 and 2023 Fiscal Years, determined based on the applicable Vesting Percentage indicated in the table in Section 5 below that corresponds to the Company’s Adjusted EBITDA for such Fiscal Year as compared to the EBITDA Goal for such Fiscal Year (expressed as a percentage).

5. Performance Criteria. Subject to the provisions of Section 6, following the end of each Fiscal Year, the Executive shall vest in a number of Class B-2 Units equal to the Target Class B-2 Units multiplied by the applicable Vesting Percentage indicated in the table below that corresponds to ACI’s Adjusted EBITDA for such Fiscal Year as compared to the EBITDA Goal for such Fiscal Year (expressed as a percentage):

Attainment of EBITDA Goal (Adjusted EBITDA/EBITDA Goal)	Vesting Percentage
Less than 95%	0%
95%	75%
100%	100%

If ACI’s Adjusted EBITDA in a Fiscal Year is greater than 95% of the EBITDA Goal but less than 100% of the EBITDA Goal, the percentage of the Target Number to vest in respect of such Fiscal Year shall be determined on a straight-line interpolated basis. To the extent Class B-2 Units do not vest in respect of a Fiscal Year because the EBITDA Goal (or portion thereof) for such Fiscal Year has not been achieved, such Class B-2 Units will be forfeited.

6. Termination of Employment.

(a) Unvested Class B-2 Units. Except as provided in Section 6(b), in the event that the Executive’s employment with the ACI Group terminates for any reason, any Class B-2 Units in which the Executive has not yet become vested shall be immediately forfeited by the Executive, without the payment of consideration.

(b) Accelerated Vesting of Class B-2 Units.

(i) If the Executive’s employment with the ACI Group terminates due to a non-renewal of the Term by the Company, the Executive shall become fully vested in any Class B-2 Units in which the Executive has not yet become vested that the Executive would have become vested in accordance with this Agreement in the thirteen (13) month period following such termination of employment, based on the applicable Vesting Percentage indicated in the table in Section 5 above that corresponds to the Company’s Adjusted EBITDA for the Fiscal Year of such termination of employment as compared to the EBITDA Goal for such Fiscal Year (expressed as a percentage).

(ii) If, prior to a Change in Control, the Executive’s employment with the ACI Group terminates due to the Executive’s death or Disability, the Executive shall become fully vested in any Class B-2 Units in which the Executive has not yet become vested that would have become vested at the end of the Fiscal Year in which such termination of employment occurs, based on the applicable Vesting Percentage indicated in the table in Section 5 above that corresponds to the Company’s Adjusted EBITDA for the Fiscal Year of such termination of employment as compared to the EBITDA Goal for such Fiscal Year (expressed as a percentage), with the number of Class B-2 Units so vested to be pro-rated based on the number of days of service during the applicable Fiscal Year through the date of the Executive’s termination of employment.

(iii) Except as provided in clause (iv) below with respect terminations following a Change in Control or within the one-hundred eighty (180) day period immediately prior to a Change in Control, if the Executive’s employment with the ACI Group is involuntarily terminated by the ACI Group without Cause or is voluntarily terminated by the Executive for Good Reason, the Executive shall become fully vested in any Class B-2 Units in which the Executive has not yet become vested that would have become vested at the end of the Fiscal Year in which such termination of employment occurs based on the applicable Vesting Percentage indicated in the table in Section 5 above that corresponds to the Company’s Adjusted EBITDA for the Fiscal Year of such termination of employment as compared to the EBITDA Goal for such Fiscal Year (expressed as a percentage).

(iv) If, following a Change in Control or within the one-hundred eighty (180) day period immediately prior to a Change in Control, the Executive’s employment with the ACI Group is involuntarily terminated by the ACI Group without Cause or is voluntarily terminated by the Executive for Good Reason, the Executive shall become fully vested in any Class B-2 Units in which the Executive has not yet become vested (to the extent not previously forfeited or cancelled) as if the EBITDA Goal for the Fiscal Years that have not yet been completed was fully achieved.

(v) If, following a Change in Control, the Executive’s employment with the ACI Group terminates due to the Executive’s death or Disability, the Executive shall become fully vested in any Class B-2 Units in which the Executive has not yet become vested (to the extent not previously forfeited or cancelled) as if the EBITDA Goal for the Fiscal Years that have not yet been completed was fully achieved.

(c) Termination without Good Reason. If, prior to a Change in Control, the Executive’s employment with the ACI Group is voluntarily terminated by the Executive without Good Reason, (i) prior to the last day of Fiscal Year 2021, Tranche One shall be immediately forfeited in its entirety by the Executive, without the payment of consideration; (ii) prior to the last day of Fiscal Year 2022, Tranche Two shall be immediately forfeited in its entirety by the Executive, without the payment of consideration; and (iii) prior to the last day of Fiscal Year 2023, Tranche Three shall be immediately forfeited in its entirety by the Executive, without the payment of consideration.

(d) Termination for Cause. If, prior to a Change in Control or an ACI IPO, the Executive’s employment with the ACI Group is terminated by the ACI Group for Cause, all of the Class B-2 Units, whether vested or unvested, shall be immediately forfeited by the Executive, without the payment of consideration.

7. Release. Any accelerated vesting of the Executive’s Class B-2 Units pursuant to Section 6(b) shall be subject to the Executive’s execution and non-revocation of the release agreement contemplated under the Employment Agreement in accordance with the terms of the Employment Agreement

8. Representations and Warranties of the Executive. The Executive hereby represents and warrants to the Issuers as follows:

(a) The Executive’s execution, delivery and performance of the Award Documents do not and will not (i) result in a violation of any applicable law, statute, rule or regulation or order, injunction, judgment or decree of any court or other governmental or regulatory authority to which the Executive is bound or subject, (ii) conflict with, or result in a breach of the terms, conditions or provisions of, constitute (or, with due notice or lapse of time or both, would constitute) a default under, or give rise to any right of termination, acceleration or cancellation under, any agreement, contract, license, arrangement, understanding, evidence of indebtedness, note, lease or other instrument to which the Executive or any of his or her properties or assets are bound, or (iii) require any authorization, consent, approval, exemption or other action by or notice to any third party. The Award Documents have been duly executed and delivered by the Executive and upon due execution and delivery by the Issuers will constitute the legal, valid and binding obligations of the Executive enforceable against the Executive in accordance with their terms, except as the enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights in general or by general principles of equity.

(b) The Executive understands that the Class B-2 Units being granted are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the applicable Issuer in a transaction not involving a public offering, are being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in limited circumstances. The Executive understands that the Executive must bear the economic risk of the acquisition of the Class B-2 Units made in connection herewith for an indefinite period of time because, among other reasons, the Class B-2 Units have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of certain states or an exemption from such registration is available.

(c) The Executive understands that the Class B-2 Units are subject to this Agreement and the applicable LLC Agreement.

(d) The Executive is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act or, to the extent the Executive is not an “accredited investor,” another exemption from registration under the Securities Act applies to the Executive’s acquisition and holding of Class B-2 Units hereunder.

9. Representation and Warranty of the Issuers. Each Issuer hereby represents and warrants to the Executive that (i) it is a limited liability company, duly formed and in good standing under the laws of the State of Delaware, and has the requisite power and authority to execute, deliver and carry out the transactions contemplated by this Agreement, and to issue the Class B-2 Units, (ii) it is fully authorized by action of its Board of Managers (and of any other persons or body whose action is required) to enter into this Agreement and to perform its obligations under this Agreement, (iii) its execution, delivery and performance of this Agreement by it does not violate any applicable law, regulation, order, judgement or decree or any agreement or governance document to which it is a party or by which it is bound, and (iv) upon the execution and delivery of this Agreement by the parties, this Agreement shall be its valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights in general or by general principals of equity.

10. Conditions. The obligations of the Executive and the Issuers pursuant to this Agreement shall be subject to satisfaction of the following conditions on the Grant Date:

(a) The representations and warranties of each of the other parties under this Agreement shall be true, complete and correct at and as of the Grant Date.

(b) No governmental body or any other person shall have issued an order, injunction, judgment, decree, ruling or assessment which shall then be in effect restraining or prohibiting the completion of the transactions contemplated under any of the Award Documents, nor shall any such order, injunction, judgment, decree, ruling or assessment be pending or, to the Issuer’s or the Executive’s knowledge, threatened.

11. Repurchase Right.

(a) At any time within 120 days following the Executive’s termination of employment or services for any reason or, in the event the Executive’s is entitled to additional vesting of Class B-2 Units pursuant to Section 6(b), within 120 days following the date the number of additional Class B-2 Units so vested has been determined (the “Initial Purchase Period”), prior to an ACI IPO or a Change in Control, ACI and the Issuers shall have the right, but not the obligation, to purchase from the Executive and to cause the Executive to sell, all or any portion of the Executive’s vested Class B-2 Units held by the Executive for an amount equal to the Fair Market Value thereof (such right, the “Purchase Right” and the amount to be paid, the “Purchase Price”). The Purchase Price shall be payable in cash in a lump sum upon the closing of the repurchase.

(b) If ACI or an Issuer does not exercise its Purchase Right, the Investors shall have the right, but not the obligation, to exercise a Purchase Right, within 30 days after the expiration of the Initial Repurchase Period (“Investor Purchase Period”), all or any portion of the Executive’s vested Class B-2 Units held by the Executive upon the terms and conditions set forth in this Section 11.

(c) To exercise its Purchase Right, ACI, the Issuers or the Investors, as applicable (the “Purchaser”) shall provide the Executive with written notice of such election (“Purchase Notice”) within the Initial Purchase Period or Investor Purchase Period, as applicable. The Purchase Notice shall disclose its proposed Fair Market Value of the applicable vested Class B-2 Units. The Purchaser and the Executive shall consummate such purchase on a date to be jointly determined by the Purchaser and the Executive (not later than 30 days after the delivery of the Purchase Notice) by delivery by the Executive of a duly executed assignment of the Class B-2 Units to be repurchase and certificates, if any, representing the Class B-2 Units to be repurchased, together with delivery by the Purchaser of the purchase price of the vested Class B-2 Units by wire transfer.

(d) For purposes of determining the Purchase Price in connection with the Purchase Right, the Board shall determine the Fair Market Value of the Executive’s Class B-2 Units in good faith (the “Board FMV”). Upon request, the Board shall provide the Executive with all backup information for the basis of the Board FMV. The Executive and his designee shall be given full access at reasonable times and places to the records of ACI for the purpose of evaluating the Board FMV.

(e) In the event that the Executive disagrees with the Board FMV, the Executive shall submit, in writing, a request to increase the Board FMV and the basis (and all backup information) for why such an increase is appropriate. If the Board does not increase the Board FMV and the Executive asserts that the Fair Market Value of the Executive’s Class B-2 Units exceeds 110% of the Board FMV, the Executive shall be entitled to require that the determination of Fair Market Value of the Executive’s Class B-2 Units be determined by an independent third party appraiser (the “Appraiser”) selected by the parties. The Board and the Executive, respectively, shall be required to submit to the Appraiser and the other party any relevant information needed by the Appraiser to perform the valuation, including the basis, and backup information for the basis, of the Board FMV and the Executive’s proposed valuation. The Appraiser shall be required to determine the Fair Market Value of the Executive’s Class B-2 Units (“Appraiser FMV”) no later than thirty (30) days after the Appraiser’s selection. If the Appraiser FMV exceeds 110% of the Board FMV, the Appraiser FMV shall be the Purchase Price to be paid in connection with any exercise of a Purchase Right. If the Appraiser FMV does not exceed 110% of the Board FMV, the Board FMV shall be the Purchase Price to be paid in connection with any exercise of a Purchase Right.

(f) The costs of the Appraiser shall be borne by ACI, unless the Appraiser FMV does not exceed 110% of the Board FMV, in which case the costs of the Appraiser shall be borne by the Executive and the Executive shall reimburse ACI for its costs thereof. The Appraiser shall be required to value the Executive’s Class B-2 Units using the same assumptions and limits specified herein for the Board’s determination. The decision of the Appraiser shall be final and binding on all parties.

(g) The valuation performed by the Appraiser and the Appraiser FMV shall be maintained by the parties as strictly confidential, except as is otherwise required by court order or as is necessary to confirm, vacate or enforce the decision and for disclosure in confidence to the parties’ respective attorneys, tax advisors and senior management and to Executive’s immediate family members.

12. Adjustments. In the event of any change in the capital structure of ACI or any Issuer by reason of any reorganization, recapitalization, merger, consolidation, spin-off, reclassification, combination or any transaction similar to the foregoing, the Board (or a committee of the Board) and each Issuer’s Board of Managers, as applicable, shall make such substitution or adjustment, if any, as it deems to be equitable in its reasonable business judgment, to (i) the number of Class B-2 Units or the number or kind of other equity interest and/or (ii) any other affected terms of Class B-2 Units.

13. Rights as the Executive of Profits Units; Profits Interests. Subject to the terms of the applicable LLC Agreement and the execution of the Instrument of Accession to the applicable LLC Agreement in a form attached hereto as Exhibit A, the Executive shall be (a) the record owner of the Class B-2 Units issued hereunder and (b) as record owner, shall be entitled to all rights of, and subject to all the conditions and restrictions applicable to, a holder of the Class B-2 Units as set forth in the applicable LLC Agreement. The Class B-2 Units are intended to constitute “profits interests” within the meaning of Rev. Proc. 93-27, 1993-2 C.B. 343 and Rev. Proc. 2001-43, 2001-2 C.B. 191.

14. Section 83(b) Election; Withholding. Within 30 days following the Grant Date, the Executive shall file a protective election with the U.S. Internal Revenue Service pursuant to Section 83(b) of the Code, substantially in the form attached hereto as Exhibit B (the “Section 83(b) Election”). The Executive shall provide each of the Issuers with an executed copy of the Section 83(b) Election with this executed Agreement. The Executive acknowledges that neither the Issuers nor any of their representatives have provided the Executive with tax advice regarding the Section 83(b) Election, and the Executive is in no manner relying on the Issuers or their representatives for an assessment of such tax consequences. The Executive is hereby advised to consult the Executive’s own tax advisor with respect to the tax consequences of the Section 83(b) Election and ownership of the Class B-2 Units. The Executive acknowledges that the tax consequences to the Executive of holding Class B-2 Units will depend on the Executive’s particular circumstances.

15. Administration. Subject to the provisions this Agreement, the Board shall have the authority to waive any conditions with respect to the Class B-2 Units (including vesting), delegate in writing administrative matters to committees of the Board or to other persons, as appropriate, and make such other determinations and take such other action as it deems necessary or advisable to effectuate the intentions of the Agreement; and make calculations or determinations related to the award of Class B-2 Units, including, without limitation the achievement of performance criteria. Absent manifest error, all decisions, actions and interpretations of the Board (or a committee of the Board) made in good faith shall be final, conclusive and binding upon all parties.

16. No Rights with Respect to Continuance of Employment or Relationship. Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive any right to continue Executive’s relationship with the ACI Group or interfere in any way with the right of the ACI Group to terminate any Executive’s employment or relationship, as the case may be, at any time for any reason.

17. Listing and Qualification of Class B-2 Units. This Agreement, the grant of Class B-2 Units hereunder, and the obligation of the Issuers to issue Class B-2 Units, shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency, as may be required. Certificates representing Class B-2 Units may bear such legend as the applicable Issuer may consider appropriate under the circumstances.

18. General.

(a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of each of the parties hereto.

(b) Notices. All notices and other communications provided for or permitted hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person, by facsimile, by nationally-recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee as follows:

(1)	If to ACI or an Issuer, to:

Albertsons Companies, Inc.

250 Parkcenter Blvd

Boise, ID 83706

Attention: Executive Vice President, Human Resources

Telephone: (208) 395-5785 With copies to: General Counsel

With a copy to:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Attn: Stuart D. Freedman, Esq.

Fax No.: (212) 593-5955

(2)	If to the Executive, to the address listed in the personnel records of ACI.

All such notices, requests, consents and other communications shall be deemed to have been delivered (i) in the case of personal delivery or delivery by confirmed facsimile, on the date of such delivery, (ii) in the case of nationally-recognized overnight courier, on the next business day and (iii) in the case of mailing, on the third business day following such mailing if sent by certified mail, return receipt requested.

(c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and permitted assigns. The Executive may not assign any of its rights or obligations under this Agreement without the prior written consent of the Issuers.

(d) Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all of which counterparts, taken together, shall constitute one and the same instrument.

(e) Descriptive Headings, Etc. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires: (i) words of any gender shall be deemed to include each other gender; (ii) words using the singular or plural number shall also include the plural or singular number, respectively; (iii) the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and paragraph references are to the Sections and paragraphs of this Agreement unless otherwise specified; (iv) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (v) “or” is not exclusive; and (vi) provisions apply to successive events and transactions.

(f) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

(g) Governing Law. This Agreement will be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflicting provision or rule (whether of the State of Delaware, or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of Delaware to be applied. In furtherance of the foregoing, the internal laws of the State of Delaware will control the interpretation and construction of this Agreement, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

(h) Consent to Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits to the non-exclusive jurisdiction of any federal or state court within the State of Delaware, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth in Section 18(b) shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in any federal or state court in the State of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto shall be responsible for its own costs and expenses (including, without limitation, legal fees and other expenses of counsel) in any proceeding described in this Section 18(h).

(i) Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, INTERPRETATION OR ENFORCEMENT HEREOF. THE PARTIES HERETO AGREE THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND WOULD NOT ENTER INTO THIS AGREEMENT IF THIS SECTION WERE NOT PART OF THIS AGREEMENT.

(j) Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto shall and do hereby waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in any federal or state court located in the State of Delaware, or, in the event such courts shall not have jurisdiction of such action, in any court of the United States or any state thereof having subject matter jurisdiction of such action.

(k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings relating to such subject matter, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to such subject matter. Without limiting the generality of the foregoing, upon the termination of the Executive’s employment with the ACI Group, Section 6 shall supersede any and all agreements and understandings, including the Employment Agreement, whether written, oral or otherwise, with respect to the treatment of the Class B-2 Units upon the termination of the Executive’s employment with the ACI Group.

(l) Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(m) Construction. The Issuers and the Executive acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Issuers and the Executive.

(n) Funding. No provision of this Agreement shall require any Issuer, for the purpose of satisfying any obligations under this Agreement, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall any Issuer maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ALBERTSONS INVESTOR HOLDINGS LLC

By:
Name:
Title:

KIM ACI, LLC

By:
Name:
Title:

EXECUTIVE:

Name: Vivek Sankaran
Address:

EXHIBIT A

[INSTRUMENT OF ACCESSION]

EXHIBIT B

ELECTION TO INCLUDE CLASS B-2 UNITS IN GROSS INCOME

PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned taxpayer herby elects, pursuant to Section 83(b) of the Internal Revenue Code, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over the amount paid for those shares.

1.	The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made:

Name: Vivek Sankaran

Taxpayer’s Social Security Number: _____________

Address: ______________________________

_______________________________

Taxable Year: Calendar Year 2019

2.	The property which is the subject of this election is Class B-2 Units of Albertsons Investor Holdings LLC

3.	The property was transferred to the undersigned on March , 2019.

4.

The property is subject to the following restrictions: The Class B-2 Units are subject to a time and performance-based vesting schedule. If the undersigned ceases to be employed under certain circumstances, all or a portion of the Class B-2 Units may be subject to repurchase or forfeiture for no consideration. The Class B-2 Units are also subject to transfer restrictions.

5.

The fair market value of the property at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in Section 1.83-3(h) of the Income Tax Regulations is: $0

6.	For the property transferred, the undersigned paid $0.

7.	The amount to include in gross income is $0.

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Dated: , 2019
Name: Vivek Sankaran

ELECTION TO INCLUDE CLASS B-2 UNITS IN GROSS INCOME

PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned taxpayer herby elects, pursuant to Section 83(b) of the Internal Revenue Code, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over the amount paid for those shares.

1.	The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made:

Name: Vivek Sankaran

Taxpayer’s Social Security Number: _____________

Address: ______________________________

_______________________________

Taxable Year: Calendar Year 2019

2.	The property which is the subject of this election is Class B-2 Units of KIM ACI, LLC

3.	The property was transferred to the undersigned on March , 2019.

4.

The property is subject to the following restrictions: The Class B-2 Units are subject to a time and performance-based vesting schedule. If the undersigned ceases to be employed under certain circumstances, all or a portion of the Class B-2 Units may be subject to repurchase or forfeiture for no consideration. The Class B-2 Units are also subject to transfer restrictions.

5.

The fair market value of the property at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in Section 1.83-3(h) of the Income Tax Regulations is: $0

6.	For the property transferred, the undersigned paid $0.

7.	The amount to include in gross income is $0.

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Dated: , 2019
Name: Vivek Sankaran

EXHIBIT C

General Release

This GENERAL RELEASE (this “Release”) is between Albertsons Companies, Inc., a Delaware corporation (the “Company”), and Vivek Sankaran (the “Executive,” and together with the Company, the “Parties”).

1. Release. In consideration of the severance payments and other post-employment obligations of the Company set forth in the employment agreement between the Company and the Executive, dated as of March 25, 2019 (the “Employment Agreement”) and in the Equity Documents (as defined in the Employment Agreement), and other good and valuable consideration to which the Executive agrees the Executive would not otherwise be entitled without executing this Release, the Executive hereby releases the Company and its subsidiaries and affiliates, and their respective present and former partners, directors, officers, principals, and as it relates to the Company, shareholders, members, employees, agents, attorneys, successors and assigns (together, the “Released Parties”), from any and all claims, charges, manner of actions and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, and demands whatsoever (“Claims”), which the Executive, or the Executive’s heirs, executors, administrators and assigns have, or may hereafter have against the Released Parties arising out of or by reason of any cause, matter or thing whatsoever, whether known or unknown, fixed or contingent, liquidated or unliquidated, from the beginning of the world to the date hereof, including without limitation any and all matters relating to the Executive’s employment by the Company, or termination therefrom, the Employment Agreement, the Executive’s compensation, expenses, employee benefits, whether for tort, breach of express or implied employment contract, intentional infliction of emotional distress, wrongful termination, unjust dismissal, defamation, libel or slander and all matters arising under any federal, state or local statute, rule or regulation or principle of contract law or common law, including, but not limited to, claims arising under Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000 et seq., the Americans with Disabilities Act of 1990, 42 U.S.C. § 12101 et seq., the Age Discrimination in Employment Act of 1967, 29 U.S.C. § 621 et seq., the Employee Retirement Income Security Act of 1974, 29 U.S.C. § 1001 et seq., the Family and Medical Leave Act of 1993, 29 U.S.C. § 2601 et seq., the Idaho Fair Employment Practices Act, I.C. Section 67-5901, et seq., the Idaho Equal Pay Law, I.C. Section 44-1701, et seq., the Idaho Civil Rights Law, I.C. Section 18-7301, et seq., and the Idaho Wage Claim Statute, I.C. Section 45-601, et seq., all as amended. Notwithstanding the foregoing, nothing in this Section 1 shall: (i) affect any vested employee benefits to which the Executive may be entitled under any existing employee benefit plans of the Company, (ii) affect the Executive’s rights to indemnification or D&O insurance that the Executive may have under the Company’s corporate documents or otherwise, or (iii) affect the Executive’s rights and obligations under the Employment Agreement, the Equity Documents or each Issuer’s respective Limited Liability Company that survive the termination of the Executive’s employment with the Company. This Release is intended to be a general release of any and all claims to the fullest extent permissible by law.

2. No Pending Claims. The Executive represents and warrants that the Executive does not presently have on file, and further represents and warrants that the Executive will not hereafter file, any claims, grievances or complaints against the Released Parties in or with any court, or before any other tribunal or panel or arbitrators, public or private, based upon any Claims against any Released Party released pursuant to Section 2 above. The Executive represents and warrants that the Executive does not have any knowledge of any claims, grievances or complaints of any nature that the Executive has against or concerning the Released Parties. Nothing in this Release is intended to interfere with the Executive’s non-waivable right to file a charge with the United States Equal Employment Opportunity Commission or any right to cooperate or participate in an investigation or proceeding, including by providing truthful testimony, conducted by the Equal Employment Opportunity Commission or any other federal, state or local governmental authority. The Executive acknowledges and agrees, however, that the consideration provided to the Executive described in this Release shall be the Executive’s sole relief, and that the Executive will not be able to obtain any relief or recovery from any such investigation or proceeding, including costs or attorneys’ fees.

3. Non-Admission; Inadmissibility. The execution of this Release and the performance of its terms (i) does not constitute an admission by the Company of any unlawful tortious action or any violation of any contract or any federal, state or local decisional law, statute, regulation or constitution, and the Company specifically denies any such wrongdoing or violation, and (ii) shall in no way be construed to be an admission of liability by either the Executive or the Company with respect to any claims, disputes or controversies between the Executive and the Company. This Release is entered into solely to resolve all matters related to or arising out of the Executive’s employment with the Company and the cessation thereof, and its execution and implementation may not be used as evidence, and shall not be admissible in a subsequent proceeding of any kind, except one alleging a breach of this Release.

4. Representations. The Executive represents and warrants that the Executive fully understands the terms of this Release and that the Executive knowingly and voluntarily, of the Executive’s own free will without any duress or physical or mental impairment of any kind, being fully informed and after due deliberation, accepts its terms and signs the same as the Executive’s own free act. The Executive further represents and warrants that, except as set forth herein, no promises or inducements for this Release have been made, and the Executive is entering into this Release without any reliance upon any statement or representation by any of the Released Parties or any other person concerning any fact material hereto. The Executive understands that as a result of entering into this Release, the Executive will not have the right to assert that the Company unlawfully terminated the Executive’s employment or violated any rights in connection with such employment. The Executive acknowledges and agrees that, but for the execution and non-revocation of this Release, the Executive would not be entitled to the severance compensation and benefits set forth in the Employment Agreement.

5. Effective Date.

5.1 This Release is valid only if signed by the Executive and returned to the Company within twenty-one (21) days following the date on which the Executive received this Release. The Executive acknowledges that the Executive received this Release on the Separation Date. The Release must be returned to             at the Company. The Executive has seven (7) days following the date that the Executive signs this Release and returns it to the Company during which to revoke it, by delivering a written notice of revocation to            , Albertsons Companies, Inc., 250 Parkcenter Blvd., Boise, ID 83706. To be effective, such revocation must be received by             no later than 11:59 p.m. (New York City time) on the seventh (7th) calendar day following the Executive’s execution of this Release. Provided that it is not revoked, this Release will be effective on the eighth (8th) day following the Company’s receipt of the valid Release signed by the Executive.

5.2 The Executive acknowledges that the Company has provided the Executive with at least twenty-one (21) days from the date upon which this Release is delivered to the Executive within which to consider the terms and effect of this Release. The Executive agrees that any changes made to the Release from the time it was first offered to the Executive, whether material or immaterial, do not restart the running of the twenty-one (21) day period. If the Executive elects to execute this Release before the expiration of the twenty-one (21) day period, the Executive acknowledges that the Executive has chosen, of the Executive’s own free will without any duress, to waive the Executive’s right to the full twenty-one (21) days.

5.3 The Company hereby advises the Executive to consult with an attorney prior to signing this Release.

6. Survival of Certain Provisions. The Executive acknowledges and agrees that Sections 6, 7, 8, 9.7 and 9.12 of the Employment Agreement remain in full force and effect and survive the termination of the Executive’s employment with the Company.

7. Notice of Rights and Exceptions.

7.1 The Executive understands that nothing contained in this Release limits the Executive’s ability to file a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board, the Securities and Exchange Commission or any other federal, state or local governmental agency or commission (each, a “Government Agency”). The Executive further understands that this Release does not limit the Executive’s ability to communicate with any Government Agency, including to report possible violations of federal law or regulation or making other disclosures that are protected under the whistleblower provisions of federal law or regulation, or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company.

7.2 This Release does not limit the Executive’s right to receive an award for information provided to any Government Agency. The Executive will not be criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made (x) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (y) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

8. Ongoing Obligations. Employee represents and warrants that Employee has complied with, and agrees to continue to comply with, Employee’s obligations set forth in Section 6 of the Employment Agreement. Such obligations include, but are not limited to, obligations regarding confidential information, non-competition, non-solicitation, non-recruitment and non-disparagement.

9. Binding Release. The provisions of this Release shall be binding upon the Executive’s heirs, executors, administrators, legal personal representatives, and assigns. If any provision of this Release shall be held by any court of competent jurisdiction to be illegal, void, or unenforceable, such provision shall be of no force or effect. The illegality or unenforceability of such provision, however, shall have no effect upon and shall not impair the enforceability of any other provision of this Release.

10. Governing Law. This Release shall be governed and construed in accordance with the laws of the State of Idaho applicable to agreements made and not to be performed entirely within such state, without regard to conflicts of laws principles.

IN WITNESS WHEREOF, the Parties hereto have caused this Release to be duly executed as of the date first above written.

Vivek Sankaran

Date:

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